UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21200

The Denali Fund Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Stephen C. Miller, Esq.

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 – January 31, 2015

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

THE DENALI FUND INC.

PORTFOLIO OF INVESTMENTS

January 31, 2015 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 98.8%
DOMESTIC COMMON STOCKS 90.8%
Banks 5.0%
125,892	Wells Fargo & Co.	$6,536,313

Construction Machinery 2.5%
40,600	Caterpillar, Inc.	3,246,782

Diversified 29.6%
179	Berkshire Hathaway, Inc., Class A*	38,639,835

Diversified Financial Services 4.6%
111,300	JPMorgan Chase & Co.	6,052,494

Healthcare Products & Services 2.1%
27,300	Johnson & Johnson	2,733,822

Manufacturing 2.3%
18,000	3M Co.	2,921,400

Mining 1.8%
142,350	Freeport-McMoRan, Inc.	2,392,903

Oil & Gas 3.5%
44,700	Chevron Corp.	4,583,091

Pharmaceuticals 4.3%
180,800	Pfizer, Inc.	5,650,000

Real Estate Investment Trusts (REITs) 16.7%
112,000	LTC Properties, Inc.	5,255,040
207,200	Ventas, Inc.	16,536,632

		21,791,672

Registered Investment Companies (RICs) 6.4%
366,952	Cohen & Steers Infrastructure Fund, Inc.	8,388,523

Software & Services 5.2%
19,100	International Business Machines Corp.	2,928,221
92,200	Oracle Corp.	3,862,258

		6,790,479

Technology Hardware & Equipment 5.0%
246,575	Cisco Systems, Inc.	6,500,950

Tobacco Products 1.8%
45,000	Altria Group, Inc.	2,389,500

TOTAL DOMESTIC COMMON STOCKS (Cost $68,283,504)		118,617,764

FOREIGN COMMON STOCKS 4.4%

Insurance 1.0%
6,700	Muenchener Rueckversicherungs-Gesellschaft AG	1,347,637

Shares	Description	Value (Note 1)
Pharmaceuticals 3.0%
14,500	Sanofi	$1,343,570
55,000	Sanofi, ADR	2,534,950

		3,878,520

Real Estate 0.1%
100	Cheung Kong Holdings, Ltd.	1,916
200,000	Midland Holdings, Ltd.*	100,873

		102,789

Real Estate Investment Trusts (REITs) 0.3%
390,199	Kiwi Property Group, Ltd.	374,734

TOTAL FOREIGN COMMON STOCKS (Cost $4,255,095)		5,703,680

HEDGE FUND 3.6%
	Ithan Creek Partners, LP*(1)(2)	4,753,818

TOTAL HEDGE FUND (Cost $1,869,000)		4,753,818

TOTAL LONG TERM INVESTMENTS (Cost $74,407,599)		129,075,262

SHORT TERM INVESTMENTS 1.1%

Money Market Funds 1.1%
1,206,084	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.010%	1,206,084
200,000	JPMorgan Prime Money Market Fund, Capital Class, 7 Day Yield - 0.068%	200,000

Total Money Market Funds (Cost $1,406,084)		1,406,084

TOTAL SHORT TERM INVESTMENTS (Cost $1,406,084)		1,406,084

TOTAL INVESTMENTS 99.9% (Cost $75,813,683)		130,481,346

OTHER ASSETS AND LIABILITIES 0.1%		171,705

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND AUCTION PREFERRED SHARES 100.0%		130,653,051

AUCTION PREFERRED SHARES REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(21,950,229)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$108,702,822

Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LP - Limited Partnership.

Ltd. - Limited.

*	Non-income producing security.
(1)	Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of January 31, 2015 was $4,753,818, or 3.6% of total net assets available to common stock and auction preferred shares.
(2)	Restricted Security; this security may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 1).

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Auction Preferred Shares.

Regional Breakdown as a % of Total Net Assets Available to Common Stock and Auction Preferred Shares

United States	95.5%

France	3.0%

Germany	1.0%

New Zealand	0.3%

Hong Kong	0.1%

Other Assets and Liabilities	0.1%

See Accompanying Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

January 31, 2015 (Unaudited)

Note 1. Valuation and Investment Practices:

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Board of Directors (the “Board”) of The Denali Fund Inc. (the “Fund” or “DNY”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying, and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers is responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of January 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stocks	$118,617,764	$–	$–	$118,617,764

Foreign Common Stocks	5,703,680	–	–	5,703,680

Hedge Fund	–	–	4,753,818	4,753,818

Short Term Investments	1,406,084	–	–	1,406,084

TOTAL	$125,727,528	$–	$4,753,818	$130,481,346

* For detailed descriptions, see the accompanying Portfolio of Investments.

During the three months ended January 31, 2015, there were no significant transfers between Levels 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2014	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 01/31/2015	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 01/31/2015

Hedge Funds	$5,417,596	$503,388	$ (311,778)	$ (835,388)	$ -	$4,753,818	$(331,778)

TOTAL	$5,417,596	$503,388	$ (331,778)	$ (835,388)	$ -	$4,753,818	$(331,778)

* For detailed descriptions, see the accompanying Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Changes in Investment Policies: Effective August 1, 2011, the Board approved a proposal to eliminate the Fund’s non-fundamental policy limiting the Fund’s ability to invest more than (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.

Use of Estimates: The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Restricted Securities

As of January 31, 2015, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of January 31, 2015 were as follows:

				Value as Percentage
Issuer Description	Acquisition Date	Cost	Value as of January 31, 2015	of Net Assets Available to Common Stock and Preferred Shares January 31, 2015

Ithan Creek Partners, LP	06/02/08	$ 1,869,000	$ 4,753,818	3.6%

Note 3. Unrealized Appreciation/ (Depreciation)

On January 31, 2015, based on cost of $78,646,709 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $56,615,825 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,781,188, resulting in net unrealized appreciation of $51,834,637.

Note 4. Investment in a Hedge Fund

As of January 31, 2015, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. The Hedge Fund assesses a management fee at an annual rate of 1% of net assets and an incentive allocation of 20% of net profits as defined in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

Note 5. Fund Reorganization

On November 14, 2014, the Fund, Boulder Growth & Income Fund, Inc. (“BIF”), Boulder Total Return Fund, Inc. (“BTF”), and First Opportunity Fund, Inc. (“FOFI”) announced that at a joint special meeting of stockholders, stockholders of each fund approved all proposals presented with regard to the reorganization of each of BTF, DNY, and FOFI into BIF, the single surviving fund.

At the special meeting, the stockholders approved the following proposals:

•	FOFI stockholders approved (i) an amendment to FOFI’s charter eliminating the right of stockholders to demand the fair value for shares in connection with a reorganization of FOFI with another affiliated investment company and (ii) the agreement and plan of reorganization pursuant to which FOFI will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of FOFI;

•	BTF stockholders approved an agreement and plan of reorganization pursuant to which BTF will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of BTF;

•	DNY stockholders approved an agreement and plan of reorganization pursuant to which DNY would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of DNY; and

•	BIF stockholders approved (i) the issuance of additional common shares of BIF in connection with the reorganizations pursuant to an agreement and plan of reorganization among the Funds, (ii) the elimination of a fundamental investment policy limiting BIF’s ability to invest more than 4% of total assets in any single issuer; and (iii) new investment co-advisory agreements with Rocky Mountain Advisers, LLC and Stewart Investment Advisers (aka, Stewart West Indies Trading Company, Ltd).

In addition, it was announced that in recognition of BIF stockholder approval of the new advisory agreements which contemplate a 1.00% advisory fee, the advisers for all the funds have agreed to reduce the advisory fee for each of the funds (currently at 1.25% with a 0.10% temporary waiver) to a flat rate of 1.00% (i.e., 1.25% contractual rate less a 0.25% waiver), effective December 1, 2014, through the effectiveness of the reorganizations.

Item 2 – Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	The Denali Fund Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	March 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	March 27, 2015

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	March 27, 2015